VANGUARD INTERNATIONAL EQUITY INDEX FUND, INC.
                      VANGUARD SPECIALIZED PORTFOLIOS, INC.
                          VANGUARD/TRUSTEES EQUITY FUND
                            VANGUARD WORLD FUND, INC.

                              Prospectus Supplement

                                January 29, 1997

THE SHARE PRICE OF EACH PORTFOLIO
Each Portfolio's share price--or net asset value (NAV) per share--is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The NAV is determined as of the close of the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the exchange is open for trading.
     Portfolio securities for which market quotations are readily available--including securities listed on national securities exchanges and those quoted on the Nasdaq Stock Market--are valued at the last quoted sales price on the day the valuation is made. If such securities were not traded on the valuation date, they are valued at the mean of the latest bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded.
      Foreign securities are valued at the last-quoted sales price, according to the broadest and most representative market available when the Portfolio's NAV is determined. If events materially affecting the value of a Portfolio's investments occur after the close of markets on which the securities are primarily traded, those investments may be valued by any methods as the Board of Directors (or Trustees) deems in good faith to reflect fair value.
     In determining each Portfolio's NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars using the officially quoted daily exchange rates employed by Morgan Stanley Capital International in calculating its benchmarking indexes. This exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the exchange rate will be determined according to policies established in good faith by the Board of Directors (or Trustees).
     Bonds and other securities may be valued at prices provided by a pricing service when this information is believed to reflect their fair market value. These prices may be determined without regard to bid or last sale prices of each security, but will take into account institutional-size transactions in similar groups of securities as well as any security specific developments.
     Short term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Amortized cost is the original cost plus any amortized discount or minus any amortized premium.
     Other assets and securities for which no quotations are readily available or that are restricted as to sale or resale are valued by any methods that the Board of Directors (or Trustees) deems in good faith to reflect fair value.

                                                                          PSFSP2